UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-2

QUALYS, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 18, 2018
QUALYS, INC.
Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 19, 2018
Date: June 18, 2018 Time: 11:00 AM PDT
Location: 919 East Hillsdale Boulevard 4th Floor Foster City, California 94404
QUALYS, INC.
919 EAST HILLSDALE BLVD. FOSTER CITY, CA 94404
Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1
1 OF 2
12
15
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.
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Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Form 10-K 2. Notice & Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 04, 2018 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet,go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Internal Use Only
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Voting items
The Board of Directors recommends you vote FOR the following:
1. Election of Directors
Nominees
01 Philippe F. Courtot 02 Jeffrey P. Hank
The Board of Directors recommends you vote FOR proposals 2 and 3.
2. To ratify the appointment of Grant Thornton LLP as Qualys, Inc.’s independent registered public accounting firm for its fiscal year ending December 31, 2018.
3. To approve, on an advisory and non-binding basis, the compensation of Qualys, Inc.’s named executive officers as described in the proxy statement.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
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Reserved for Broadridge Internal Control Information
NAME
THE COMPANY NAME INC. - COMMON 123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345
THE COMPANY NAME INC. - 401 K 123,456,789,012.12345
THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE
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